UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

3333 8th Street SE, 3rd Floor, Calgary Alberta, T2G 3A4 (Address of principal executive offices)(Zip Code)

(403) 776-1950

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”) INTENDS TO GIVE PRESENTATIONS TO CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ITS SECURITIES. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT OR PRIOR TO SUCH PRESENTATIONS.

THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO ARE UNAUDITED. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE COMPANY’S NEXT ANNUAL REPORT ON FORM 10-K. THE COMPANY CONSIDERS EBITDA IMPORTANT IN EVALUATING ITS FINANCIAL PERFORMANCE ON A CONSISTENT BASIS ACROSS VARIOUS PERIODS. DUE TO THE SIGNIFICANCE OF NON-CASH AND NON-RECURRING ITEMS, EBITDA ENABLES THE COMPANY’S BOARD OF DIRECTORS AND MANAGEMENT TO MONITOR AND EVALUATE THE BUSINESS ON A CONSISTENT BASIS. THE COMPANY USES EBITDA AS A PRIMARY MEASURE, AMONG OTHERS, TO ANALYZE AND EVALUATE FINANCIAL AND STRATEGIC PLANNING DECISIONS REGARDING FUTURE OPERATING INVESTMENTS AND POTENTIAL ACQUISITIONS. THE PRESENTATION OF EBITDA SHOULD NOT BE CONSTRUED AS AN INFERENCE THAT THE COMPANY’S FUTURE RESULTS WILL BE UNAFFECTED BY UNUSUAL OR NON-RECURRING ITEMS OR BY NON-CASH ITEMS, SUCH AS NON-CASH COMPENSATION. EBITDA SHOULD BE CONSIDERED IN ADDITION TO, RATHER THAN AS A SUBSTITUTE FOR, PRE-TAX INCOME, NET INCOME AND CASH FLOWS FROM OPERATING ACTIVITIES.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF THE COMPANY, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE COMPANY’S EXPECTED FUTURE PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE: FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY; BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH SAE IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER PROVIDERS OF SEISMIC ACQUISITION SERVICES; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND OTHER FACTORS SET FORTH IN THE REGISTRANT’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 7.01. Regulation FD Disclosure.

The profile of the Company and presentation attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K may be used by the Company as public relations material as well as for meetings with its stockholders and other interested persons.

On September 10, 2013, the Company issued a press release announcing that it will present at two upcoming investor conferences, the FIG Partners 9th Annual CEO Forum and the Craig-Hallum 4th Annual Alpha Select Conference. A copy of the press release is attached hereto as Exhibit 99.3.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Profile.

99.2	Presentation.

99.3	Press release dated September 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2013	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Profile.

99.2	Presentation.

99.3	Press release dated September 10, 2013.